PIONEER EUROPE FUND
                               60 State Street
                         Boston, Massachusetts 02109
OFFICERS
John F. Cogan, Jr.
Chairman and President
David D. Tripple
Executive Vice President
Patrick Smith
Vice President
William H. Keough
Treasurer
Joseph P. Barri
Secretary

INVESTMENT
ADVISER
Pioneering Management
Corporation

CUSTODIAN
Brown Brothers
Harriman & Co.

SHAREHOLDER
SERVICES AND
TRANSFER AGENT
Pioneering Services
Corporation
60 State Street
Boston, Massachusetts 02109

TRUSTEES
John F. Cogan, Jr.
Richard H. Egdahl, M.D.
Margaret B. W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

PRINCIPAL
UNDERWRITER
Pioneer Funds
Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr

INDEPENDENT PUBLIC
ACCOUNTANTS
Arthur Andersen LLP

Please call Pioneer for information on:
Existing accounts, new accounts, prospectuses, applications, and service forms 1-800-225-6292
Fund yields and prices 1-800-225-4321
Toll-free fax 1-800-225-4240
Retirement plans 1-800-622-0176
Telecommunications Device for the Deaf (TDD) 1-800-225-1997



When distributed to persons who are not shareowners of the Fund, this report must be accompanied by an official prospectus, which discusses the objectives, policies, sales charges and other information about the Fund.


(Pioneer Logo)
Pioneer
Europe
Fund

Annual Report
October 31, 1995

Pioneer Europe Fund

Dear Fellow Shareowners,

Pioneer Europe Fund closed its fifth fiscal year on October 31, 1995. Your portfolio managers found abundant opportunities in European markets during the period, enabling your Fund to select from many attractively priced securities. These endeavors proved rewarding; Pioneer Europe Fund's 12-month total return through October 31, 1995, placed it third among the 41 European region funds tracked by Lipper Analytical Services, an independent mutual fund research firm.(1) While we are quite pleased with the Fund's recent shorter-term results, we encourage you to look at the Fund as a long-term investment.
                           How Your Fund Performed

For the year ended October 31, 1995, Pioneer Europe Fund generated the following results:

* Class A shares -- Shareowners received a dividend of $0.006 per share, and a capital gains distribution of $1.399 per share. Net asset value was $21.19 per share on October 31, versus $19.91 one year earlier. Together, the price change and the reinvestment of distributions produced a total return of 15.12% at net asset value, and 8.52% based on maximum public offering price.

* Class B shares -- Shareowners received a dividend of $0.02 per share, and a capital gains distribution of $1.399 per share. On October 31, net asset value was $20.92 per share, versus $19.80 one year earlier. The Fund's 12-month total return was 14.43% assuming shares were held throughout the period, and 10.43% if shares were redeemed. Both figures include the reinvestment of distributions.

For additional performance information, please turn to page 4.

      European Market Conditions Favorable Despite Slow Economic Growth

European stocks as a whole were rewarding for U.S. investors over the year; the Morgan Stanley Capital International (MSCI) Europe Index, an unmanaged measure of European stock markets, posted a total return of 13.68% for the period. Of course, results varied from country to country, and some market returns were augmented by the weakness of the U.S. dollar. (Remember that returns generally increase for U.S. investors in foreign securities when the dollar declines.) In fact, since Europe's economic recovery began almost two years ago, a few major markets, namely Germany, France and Italy, have not seen stock prices themselves increase. Rather, gains have been fueled by changes in the relationship among currencies.

Individual markets improved late in the fiscal year as the dollar started to rebound. Many European companies became able to price goods for export more competitively and profitably than their U.S. counterparts. In addition, Germany's Bundesbank, the major driver of interest rate changes for the Continent, lowered short- term interest rates during the summer, giving other countries latitude to lower their rates and help enhance economic growth.

                 Identifying Opportunities throughout Europe

To pursue your Fund's objective of long-term capital growth, your management looks for individual companies that exhibit the potential for superior returns when measured against their peers. Of course,

(1)Ranking is based on Class A shares; it does not account for sales charges or fee waivers. Past performance does not guarantee future results.

we do consider broader events that could have a major effect on a country's stock market. The United Kingdom offers a good example; its institutional investors have been overweighted in U.K. equities, relative to bonds and cash, due to tax incentives associated with the country's 15-year privatization program. With that program coming to a close, the U.K. government is encouraging bond ownership as a means to balance the budget. This has caused investors to shift their assets toward bonds and away from equities. As a result, your management kept the Fund underweighted in the United Kingdom during the year.

The accompanying chart compares the country weightings of your Fund to those of the MSCI Europe Index.

Country weightings for other periods will vary.

[Bar Chart]

              Geographical Distributions
(Percentage of equity investments as of October 31, 1995)

                                      Morgan Stanley
                                  Capital International
            Pioneer Europe Fund    (MSCI) Europe Index
            -------------------    -------------------
Austria              4%                     1%
Belgium              1%                     2%
Denmark              2%                     2%
Finland              6%                     1%
France              10%                    13%
Germany             11%                    14%
Ireland              0%                     1%
Italy               10%                     5%
Netherlands         12%                     8%
Norway               3%                     1%
Poland               2%                     0%
Portugal             2%                     0%
Spain                7%                     3%
Sweden               7%                     4%
Switzerland          7%                    12%
United Kingdom      16%                    33%





Over the year, your management identified a number of companies that, based on our research, represented sound value. Several holdings in the portfolio come from technology and technology-related cellular products, areas where we have seen solid growth due to strong global demand. Your Fund has profited from its holdings in Austria Mikro Systeme (Austria), a provider of semiconductors to the cellular phone industry; Nokia (Finland) and Ericsson (Sweden), producers of cellular equipment; and Mannesmann (Germany) and Telecom Italia Mobile, operators of cellular networks. Your Fund's largest holding, SAP, a German software firm, continues to benefit from its dominant position in the client-server segment of corporate information systems.

Another area where we see significant value is the finance industry, specifically asset management and life insurance. The ongoing concern about the funding of pension plans in Europe, coupled with favorable interest rates, is expected to strengthen demand for companies involved in these areas. The Fund's positions in Wielkopolski Bank Kredytowy (Poland) and Banca Fideuram (Italy) have been particularly solid, and we expect they will continue to perform well moving forward.


European cyclical stocks were mixed over the past year; reluctant consumers dampened areas such as automobiles, retail, machinery, and steel. While we generally reduced the Fund's exposure in these areas over the 12-month period, our focus remains on individual companies; where we see value we buy, and typically hold, securities. For example, we added Sidel (France), to your Fund's portfolio during the year. The company is a dominant producer of machinery that is used to make plastic bottles, and it has a highly competitive global operation. We also took a position in Carrefour, a French hypermarket retailer. While the retail industry lagged due to low consumer spending, we recognized Carrefour's solid fundamentals and have seen the stock appreciate significantly. Your management will continue to select specific cyclical stocks as European economies gather strength, pursuing cost-conscious companies with a global perspective. We expect stock prices ultimately will reflect the gradual improvement in the U.S. dollar and ongoing economic recovery in Europe.

                                Looking Ahead

In the United States, rising stock prices have been fueled in part by economic growth; in Europe, as a whole, this has not yet occurred. Now in the second year of the region's economic recovery, many European companies expect earnings and profits to grow at a faster pace, following the pattern seen already in the United States. Companies that continue to streamline and restructure their businesses -- a growing necessity given the increase in global competition -- should enhance their earnings. We also expect that continued low interest rates and low inflation will be effective in encouraging investors and will help push prices higher in Europe's financial markets over the next few years. These events, coupled with the many individual opportunities present throughout Europe, should translate into strong long-term performance for your Fund. While risks such as currency fluctuations and political and economic uncertainties are inevitable with overseas investments, we think long-term investors should be well rewarded.

Please refer to the following pages for the audited list of portfolio holdings and financial statements as of October 31, 1995. If you have any questions about your investment in Pioneer Europe Fund, contact your investment representative, or call Pioneer at 1-800-225-6292.

Respectfully,

/s/s John F. Cogan, Jr.
John F. Cogan, Jr.
Chairman and President,
Pioneer Europe Fund

December 8, 1995

                        Growth of a $10,000 Investment*

This chart shows the growth of a $10,000 investment made in Pioneer Europe Fund Class A shares at public offering price, compared with the growth of the MSCI Europe Index.+

PIONEER EUROPE FUND CLASS A:
Average Annual Total Returns
(as of October 31, 1995)

----------------------------------------------------
                                        Life of Fund
                        1 Year  3 Years   (4/2/91)
                        ------  -------   --------
Offering Price*          8.52%   15.81%     9.55%
Net Asset Value         15.12    18.11     10.98
----------------------------------------------------

                Pioneer Europe Fund Class A     MSCI Europe Index
4/30/91                 $ 9,910                       $10,823
                        $10,453                       $11,280

10/31/91                $11,025                       $11,507
                        $11,239                       $12,073

4/30/92                 $11,947                       $12,344
                        $12,733                       $12,719

10/31/92                $12,848                       $12,649
                        $13,800                       $13,349

4/30/93                 $14,510                       $13,481
                        $14,870                       $13,824

10/31/93                $15,500                       $14,533
                        $15,630                       $15,060

4/30/94                 $15,110                       $14,199
                        $15,600                       $14,541

10/31/94                $15,520                       $15,095
                        $15,310                       $15,143

4/30/95                 $16,230                       $16,672
                        $17,780                       $18,326

10/31/95                $18,550                       $19,074




The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 14 European country indexes included in the MSCI Europe, Australia, Far East (EAFE) Index. These countries are:
Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

*Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of all distributions at net asset value. +Index comparisons begin April 30, 1991.
 Past performance does not guarantee future results. Return and share price fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        Growth of a $10,000 Investment*



This chart shows the growth of a $10,000 investment made in Pioneer Europe Fund Class B shares, compared with the growth of the MSCI Europe Index.+


PIONEER EUROPE FUND CLASS B:
Average Annual Total Returns
(as of October 31, 1995)

-------------------------------------
                         Life of Fund
                1 Year    (4/4/94)
                ------    --------
If Redeemed*    10.43%     13.71%
If Held         14.43%     16.05
-------------------------------------

                Pioneer Europe Fund Class B             MSCI Europe Index
                ---------------------------             -----------------
4/30/94                 $10,000                              $10,000
5/31/94                 $10,160                              $10,124
6/30/94                 $ 9,000                              $ 9,928

7/31/94                 $10,310                              $10,241
8/31/94                 $10,500                              $10,626
9/30/94                 $10,230                              $10,414

10/31/94                $10,240                              $10,630
11/30/94                $ 9,000                              $10,211
12/31/94                $ 9,000                              $10,412

1/31/95                 $10,090                              $10,665
2/28/95                 $10,380                              $11,049
3/31/95                 $10,490                              $11,422

4/30/95                 $10,670                              $11,742
5/31/95                 $10,970                              $12,168
6/30/95                 $11,210                              $12,509

7/31/95                 $11,670                              $12,907
8/31/95                 $11,890                              $12,903
9/30/95                 $12,230                              $13,500

10/31/95                $11,750                              $13,433


The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 14 European country indexes included in the MSCI Europe, Australia, Far East (EAFE) Index. These countries are:
Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


*Reflects deduction of the maximum 4.0% contingent deferred sales charge at the end of the period and assumes reinvestment of all distributions.
+Index comparisons begin April 30, 1994.
 Past performance does not guarantee future results. Return and share price fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund
Schedule of Investments
October 31, 1995

  Shares                                                                                Value
 ----------                                                                         -------------
                                INVESTMENTS IN SECURITIES--95.1%
                                     PREFERRED STOCKS--4.9%
     13,500  Baumax Vertriebs AG                                                     $   549,487
     17,000  Bau Holdings AG                                                             789,815
        800  Hornbach Holdings (non-voting)                                              804,577
     14,000  SAP AG                                                                    2,149,330
                                                                                       -----------
                TOTAL PREFERRED STOCKS (Cost $2,705,966)                             $ 4,293,209
                                                                                       -----------
                                      COMMON STOCKS--90.1%
                                     BASIC INDUSTRIES--9.0%
                                         Chemicals--1.6%
      6,500  Akzo-Nobel NV                                                           $   740,515
     21,400  European Vinyls Corp. International NV*                                     671,570
                                                                                       -----------
                                                                                     $ 1,412,085
                                                                                       -----------
                                      Forest Products--0.9%
    150,000  Field Group                                                             $   739,861
                                                                                       -----------
                                       Iron & Steel--0.5%
      4,400  Acerinox S.A. (Registered)                                              $   463,616
                                                                                       -----------
                                       Manufacturing--2.6%
      1,700  Buderus AG*                                                             $   729,806
     90,000  Safilo SpA                                                                  954,896
      2,500  Sommer-Allibert                                                             660,908
                                                                                       -----------
                                                                                     $ 2,345,610
                                                                                       -----------
                                      Metals & Mining--3.4%
     62,000  Elkem (Series A Free)                                                   $   672,360
     12,500  Eramet (Series A Free)                                                      843,386
     30,000  Outokumpu Oy (Class A)                                                      477,135
     36,000  Hoeganaes AB (Series B Free)                                                970,673
                                                                                       -----------
                                                                                     $ 2,963,554
                                                                                       -----------
                TOTAL BASIC INDUSTRIES                                               $ 7,924,726
                                                                                       -----------
                                      CAPITAL GOODS--15.0%
                                  Aerospace Manufacturing--1.0%
     77,000  British Aerospace Plc                                                   $   863,061
                                                                                       -----------
                             Construction, Building Materials--6.5%
    160,000  Elektrim Towarzystwo Handlowe S.A.*                                     $   534,855
      1,050  Holderbank Financiere Glaris AG                                             843,403
     20,000  Legris Industries*                                                          580,658
    200,000  Polifarb Wroclaw S.A.*                                                      521,810
    130,000  Powerscreen International Plc                                               793,296
     35,000  Tarkett AG*                                                                 835,851
    125,000  Wolseley Plc                                                                774,641
      4,200  Otra NV                                                                     865,376
                                                                                       -----------
                                                                                     $ 5,749,890
                                                                                       -----------
                                         Machinery--7.5%
        550  Bobst AG                                                                $   833,187
    265,000  Danieli & C. SpA Di Risp                                                    732,024
      2,700  Mannesmann AG                                                               889,093
     77,000  Siebe Plc                                                                   916,013
      3,300  Sidel S.A.                                                                1,145,655
     32,000  S.K.F. AB (Series B Free)                                                   607,348
      7,500  VA Technologie AG                                                           869,604
      6,050  Zardoya-Otis*                                                               591,336
                                                                                       -----------
                                                                                     $ 6,584,260
                                                                                       -----------
                TOTAL CAPITAL GOODS                                                  $13,197,211
                                                                                       -----------

     The accompanying notes are an integral part of these financial statements.

                                      6

Pioneer Europe Fund
Schedule of Investments
October 31, 1995 (continued)

   Shares                                                                                Value
 ----------                                                                         -------------
                                     CONSUMER DURABLES--3.0%
                                      Motor Vehicles--3.0%
    175,000  Fiat SpA                                                                 $  346,079
    300,000  Fiat SpA Di Risp                                                            566,911
    440,000  Magnetti Marelli, Fabb Italy                                                842,519
     18,500  Valeo S.A.                                                                  835,544
                                                                                       -----------
                TOTAL CONSUMER DURABLES                                               $2,591,053
                                                                                       -----------
                                   CONSUMER NON-DURABLES--9.0%
                                        Retail Food--2.9%
      1,400  Carrefour Supermarche S.A.                                               $  822,081
     32,000  Centros Comerciales Continente S.A.                                         801,611
    280,000  McBride Plc*                                                                931,783
                                                                                       -----------
                                                                                      $2,555,475
                                                                                       -----------
                                      Retail Non-Food--4.4%
     23,000  Stockmann AB (Class B Free)                                              $1,181,415
     20,400  Samas Group CVA                                                             892,383
     32,700  Vendex International NV                                                     943,260
     20,000  Industrie Natuzzi SpA (A.D.R.)                                              800,000
                                                                                       -----------
                                                                                      $3,817,058
                                                                                       -----------
                                     Textiles/Clothes--1.7%
      1,000  Hugo Boss AG                                                             $  881,339
    100,000  Marzotto & Figli SpA                                                        637,225
                                                                                       -----------
                                                                                      $1,518,564
                                                                                       -----------
                TOTAL CONSUMER NON-DURABLES                                           $7,891,097
                                                                                       -----------
                                          ENERGY--1.5%
                                  Oil Refining & Drilling--1.5%
     10,000  Elf Aquitaine                                                            $  680,842
     23,000  Repsol S.A.                                                                 687,429
                                                                                       -----------
                TOTAL ENERGY                                                          $1,368,271
                                                                                       -----------
                                         FINANCIAL--16%
                                     Commercial Banks--6.4%
        800  Baer Holding AG                                                          $  968,822
      5,000  Banco Popular ESP (Registered)                                              794,969
     54,000  Banco Portugese de Investime (Registered)                                   831,401
      1,350  Bil GT Gruppe AG                                                            832,306
     19,000  Unidanmark A/S (Class A Registered)                                         873,203
    330,000  Unitas Bank Ltd. (Class A)*                                                 800,883
    200,000  Wielkopolski Bank Kredytowy S.A.*                                           448,431
                                                                                       -----------
                                                                                      $5,550,015
                                                                                       -----------
                                   Finance-Miscellaneous--2.0%
    750,000  Banca Fideuram SpA                                                       $  800,455
      6,000  Cetelem                                                                     956,860
                                                                                       -----------
                                                                                      $1,757,315
                                                                                       -----------
                                    Insurance--General--6.6%
     22,500  Aegon NV                                                                 $  854,440
     34,000  Assur Gen De France                                                         980,168
    600,000  Instituto Nazionale Delle Assicuraz                                         789,155
      8,374  International Nederlanden Groep NV, CVA                                     499,568
     16,000  Mapfre Vida Sa De Seguros                                                   846,218
     37,000  Skandia Forsakrings AB (Free)                                               939,115
      3,150  Zurich Versicherungs                                                        901,664
                                                                                       -----------
                                                                                      $5,810,328
                                                                                       -----------

     The accompanying notes are an integral part of these financial statements.

                                      7

Pioneer Europe Fund
Schedule of Investments
October 31, 1995 (continued)

Shares                                                                                Value
 ----------                                                                         -------------
                                      Savings & Loan--1.0%
    105,000  Abbey National Plc                                                      $   888,901
                                                                                       -----------
                TOTAL FINANCIAL                                                      $14,006,559
                                                                                       -----------
                                         SERVICES--10.4%
                              Health Services & Personal Care--1.0%
    275,000  Takare Plc                                                              $   891,232
                                                                                       -----------
                                      Pharmaceuticals--2.5%
    100,000  Anagen Plc*                                                             $   102,759
     25,000  AB Astra (Series A Free)                                                    918,855
     30,000  Jelfa*                                                                      346,107
        125  Roche Holding AG                                                            908,270
                                                                                       -----------
                                                                                     $ 2,275,991
                                                                                       -----------
                                     Medical Equipment--1.8%
      6,000  Elekta AB (B Shares)                                                    $   248,543
      1,000  Fresenius AG (Bearer)                                                       903,373
     55,000  Whatman Plc                                                                 392,577
                                                                                       -----------
                                                                                     $ 1,544,493
                                                                                       -----------
                                        Publishing--1.0%
     66,000  Elsevier NV, CVA                                                        $   853,584
                                                                                       -----------
                                  Services--Miscellaneous--4.1%
      5,000  ECCO S.A.                                                               $   774,893
    185,000  Rentokil Group                                                              921,270
     20,000  Randstand Holdings                                                          902,780
    145,200  Compass Group                                                               987,051
                                                                                       -----------
                                                                                     $ 3,585,994
                                                                                       -----------
                TOTAL SERVICES                                                       $ 9,151,294
                                                                                       -----------
                                        TECHNOLOGY--10.4%
                                        Electronics--4.4%
      5,000  Alcatel Alsthom Cie Generale D'Electric S.A.                            $   426,907
      6,300  Austria Mikro Systeme International                                       1,167,602
    170,000  Electrocomponents Plc                                                       870,760
      3,000  Felten & Guilleaume AG                                                      479,761
     24,000  Philips Electronics NV                                                      928,140
                                                                                       -----------
                                                                                     $ 3,873,170
                                                                                       -----------
                                         Software--1.3%
     16,500  Getronics NV                                                            $   787,682
      2,000  SAP AG                                                                      317,282
                                                                                       -----------
                                                                                     $ 1,104,964
                                                                                       -----------
                                    Telephone Networks--4.7%
     27,000  Nera A/S                                                                $   967,330
     25,000  Nokia Oy (Class A) (A.D.R.)                                               1,431,411
      7,600  Telefonaktiebolaget LM Ericsson (New B)*                                    161,417
     76,000  Telefonaktiebolaget LM Ericsson (Series B Free)                           1,614,173
                                                                                       -----------
                                                                                     $ 4,174,331
                                                                                       -----------
                TOTAL TECHNOLOGY                                                     $ 9,152,465
                                                                                       -----------
                                      TRANSPORTATION--2.4%
                                     Ships & Shipping--2.4%
      7,000  CMB Cie Maritime Belge NPV                                              $   510,560
     50,100  Finnlines Oy                                                                914,866
     48,000  Leif Hoegh & Co.                                                            694,049
                                                                                       -----------
                TOTAL TRANSPORTATION                                                 $ 2,119,475
                                                                                       -----------

     The accompanying notes are an integral part of these financial statements.

                                      8

Pioneer Europe Fund
Schedule of Investments
October 31, 1995 (continued)


Shares                                                                                Value
 ----------                                                                         -------------
                                        UTILITIES--11.6%
                                     Electric Utility--3.3%
     16,000  Empresa Nacional de Electricidad, S.A.                                  $   796,363
     55,000  National Power Plc                                                          428,661
     41,500  National Power Plc+                                                         132,527
     45,000  Southern Electric Plc                                                       677,613
    185,000  Union Electrica Fenosa                                                      861,633
                                                                                       -----------
                                                                                     $ 2,896,797
                                                                                       -----------
                                      Utilities Other--1.0%
     22,000  Veba AG                                                                 $   903,643
                                                                                       -----------
                                    Telecommunications--6.4%
     23,000  Koninklijke PTT Nederland NV                                            $   809,269
     46,000  Portugal Telecom (A.D.R.)*                                                  862,500
    240,000  Stet Societa' Finanziaria Telfonica SpA                                     680,293
    530,000  Telecom Italia SpA                                                          805,227
    480,000  Telecom Italia Mobile SpA*                                                  806,106
     10,000  Tele Danmark A/S (Class B)                                                  521,835
     12,000  Tele Danmark A/S (A.D.R.)                                                   313,500
    200,000  Vodafone Group Plc                                                          826,811
                                                                                       -----------
                                                                                     $ 5,625,541
                                                                                       -----------
                                           Water--0.9%
     85,000  Yorkshire Water Plc                                                     $   823,056
                                                                                       -----------
                TOTAL UTILITIES                                                      $10,249,037
                                                                                       -----------
                                       MISCELLANEOUS--1.8%
                                 Conglomerates & Holdings--1.8%
        770  BBC Brown Boveri AG                                                     $   893,157
    183,000  Tomkins Plc                                                                 721,815
                                                                                       -----------
                TOTAL MISCELLANEOUS                                                  $ 1,614,972
                                                                                       -----------
                TOTAL COMMON STOCKS (Cost $67,361,549)                               $79,266,160
                                                                                       -----------
                                         WARRANTS--0.1%
      3,400  British Aerospace, 11/15/00                                             $    13,814
     43,750  Danieli & C. SpA Di Risp 11/30/99                                            21,369
      4,350  Holderbank Financier, 12/20/95                                                5,172
     25,000  Interdiscount Holding, 11/15/96                                               7,707
        350  Zurich International, 11/15/96                                                  724
                                                                                       -----------
                TOTAL WARRANTS (Cost $51,218)                                        $    48,786
                                                                                       -----------
                TOTAL INVESTMENT IN SECURITIES (Cost $70,118,733) (a)                $83,608,155
                                                                                       -----------
 Principal
   Amount
 ----------
                                TEMPORARY CASH INVESTMENTS--4.9%
 $1,387,000  Ford Motor Credit Co., 5.71%, 11/01/95                                  $ 1,387,440
  2,928,000  Prudential Funding, 5.72%, 11/02/95                                       2,928,465
                                                                                       -----------
                TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,315,000)                   $ 4,315,905
                                                                                       -----------
                TOTAL INVESTMENTS IN SECURITIES AND TEMPORARY CASH
             INVESTMENTS--100.0% (Cost $74,433,733)                                  $87,924,060
                                                                                       ===========

* Non-income producing security.

+ Partly paid security--additional subscription payments of (pound)1.70/share and (pound)1.36/share will be required on February 6, 1996 and September 17, 1996, respectively.

(a) At October 31, 1995, the net unrealized gain on investments based on cost for federal income tax purposes of $70,118,733 was as follows:

   Aggregate gross unrealized gain for all investments in which there
  is an excess of value over tax cost                                                  $16,092,545
  Aggregate gross unrealized loss for all investments in which there
  is an excess of tax cost over value                                                   (2,603,123)
                                                                                       ------------
  Net unrealized gain                                                                   $13,489,422
                                                                                       ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1995 aggregated $50,878,827 and $43,748,183, respectively.


     The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund
Balance Sheet
October 31, 1995

Assets:
Investment in securities, at value (including temporary cash investments of $4,315,905)
  (cost $74,433,733; see Schedule of Investments and Note 1)                                       $87,924,060
Foreign currencies, at value (Note 1)                                                                  449,453
Cash                                                                                                       649
Receivables--
 Investment securities sold                                                                            204,282
 Trust shares sold                                                                                     211,234
 Dividends, interest and foreign taxes withheld (Note 1)                                               145,995
Other                                                                                                    9,342
                                                                                                     -----------
   Total assets                                                                                    $88,945,015
                                                                                                     -----------
Liabilities:
Payables--
 Investment securities purchased                                                                   $ 1,133,771
 Forward foreign currency settlement contracts--net (Notes 1 and 6)                                      5,195
 Forward foreign currency hedge contracts, open--net (Notes 1 and 6)                                   217,538
 Trust shares repurchased                                                                               17,260
Accrued expenses (Notes 2, 3 and 4)                                                                    240,469
                                                                                                     -----------
   Total liabilities                                                                               $ 1,614,233
                                                                                                     -----------
Net Assets:
Paid-in capital (Note 1)                                                                           $68,170,305
Accumulated undistributed net investment income (Note 1)                                               217,538
Accumulated undistributed net realized gain on investments and foreign currency transactions
  (Notes 1 and 6)                                                                                    5,672,389
Net unrealized gain on investments (Note 1 )                                                        13,489,422
Net unrealized loss on forward foreign currency contracts and other assets and liabilities
  denominated in foreign currencies (Notes 1 and 6)                                                   (218,872)
                                                                                                     -----------
   Total net assets                                                                                $87,330,782
                                                                                                     ===========
Net Asset Value Per Share:
  Class A--(based on $ 78,505,187/3,704,319 shares of beneficial interest outstanding--unlimited
    number of shares authorized)                                                                        $21.19
                                                                                                     ===========
  Class B--(based on $ 8,825,595/421,926 shares of beneficial interest outstanding--unlimited
    number of shares authorized)                                                                        $20.92
                                                                                                     ===========
Maximum Offering Price:
  Class A                                                                                               $22.48
                                                                                                     ===========


     The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund
Statement of Operations
For the Year Ended October 31, 1995

Investment Income (Note 1):
 Dividends (net of foreign taxes withheld of $217,172)                                             $ 1,475,667
 Interest                                                                                              308,888
                                                                                                    -----------
   Total investment income                                                                         $ 1,784,555
                                                                                                    -----------
Expenses:
 Management fees (Note 2)                                                                          $   758,700
 Distribution fees (Note 4)
  Class A                                                                                              147,374
  Class B                                                                                               56,924
 Transfer fees (Note 3)
  Class A                                                                                              212,828
  Class B                                                                                               16,260
 Registration fees                                                                                      68,150
 Professional fees                                                                                      69,725
 Accounting (Note 2)                                                                                   125,481
 Custodian fees                                                                                        134,600
 Printing                                                                                               13,670
 Fees and expenses of nonaffiliated trustees                                                            14,600
 Miscellaneous                                                                                          18,266
                                                                                                    -----------
  Total expenses                                                                                   $ 1,636,578
  Less fees paid indirectly (Note 5)                                                                    (9,588)
  Less management fees waived by Pioneering Management Corporation (Note 2)                           (258,946)
                                                                                                    -----------
  Net expenses                                                                                     $ 1,368,044
                                                                                                    -----------
   Net investment income                                                                           $   416,511
                                                                                                    -----------
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
  Transactions:
 Net realized gain (loss) from:
  Investments (Note 1)                                                                $6,306,986
  Forward foreign currency contracts and other assets and liabilities
    denominated in foreign currencies (Notes 1 and 6)                                   (487,162)  $ 5,819,824
                                                                                      ----------
 Net unrealized gain (loss) from:
  Change in net unrealized gain on investments (Note 1)                               $4,661,901
  Change in net unrealized gain on forward foreign currency contracts and other
  assets and liabilities denominated in foreign currencies (Notes 1 and 6)              (231,171)    4,430,730
                                                                                      ----------    -----------
 Net gain on investments and foreign currency transactions                                         $10,250,554
                                                                                                    -----------
 Net increase in net assets resulting from operations                                              $10,667,065
                                                                                                    ===========


     The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund
Statements of Changes in Net Assets
For the Years Ended October 31, 1995 and 1994

                                                                                        1995           1994
                                                                                    ------------- --------------
From Operations:
 Net investment income                                                              $    416,511   $    152,693
 Net realized gain on investments and forward foreign currency transactions            5,819,824      4,872,420
 Change in net unrealized gain on investments and forward foreign currency
  transactions                                                                         4,430,730      3,399,428
                                                                                     ------------    ------------
  Net increase in net assets resulting from operations                              $ 10,667,065   $  8,424,541
                                                                                     ------------    ------------
Distributions to Shareholders From:
 Net investment Income:
  Class A ($0.01 and $0.31 per share, respectively)                                 $    (19,784)  $   (865,930)
  Class B ($0.02 and $0.05 per share, respectively)                                       (3,800)        (1,368)
 Net realized gain on investments:
  Class A ($1.40 and $0.26 per share, respectively)                                   (4,612,153)      (712,343)
  Class B ($1.40 and $0.00 per share, respectively)                                     (265,778)       --
                                                                                     ------------    ------------
  Decrease in net assets resulting from distributions to shareholders               $ (4,901,515)  $ (1,579,641)
                                                                                     ------------    ------------
From Trust Share Transactions:
 Net proceeds from sale of shares                                                   $ 44,624,316   $ 34,561,670
 Net asset value of shares issued to shareholders in reinvestment of dividends         4,612,514      1,477,644
 Cost of shares repurchased                                                          (38,083,556)   (21,298,761)
                                                                                     ------------    ------------
  Increase in net assets resulting from trust share transactions                    $ 11,153,274   $ 14,740,553
                                                                                     ------------    ------------
  Net increase in net assets                                                        $ 16,918,824   $ 21,585,453
Net Assets:
 Beginning of year                                                                    70,411,958     48,826,505
                                                                                     ------------    ------------
 End of year (including accumulated undistributed net investment income of
  $217,538 and $93,471, respectively)                                               $ 87,330,782   $ 70,411,958
                                                                                     ============    ============

                                                           Year Ended October 31,       Year Ended October 31,
                                                                    1995                         1994
                                                          -------------------------- ---------------------------
                                                             SHARES       AMOUNT        SHARES         AMOUNT
                                                          ------------  ------------  ------------ -------------
CLASS A
 Shares sold                                                1,851,392  $ 36,748,396    1,677,415    $ 31,385,645
 Shares issued to shareholders in reinvestment of
  distributions                                               252,860     4,351,713       84,595       1,476,439
 Less shares repurchased                                   (1,784,047)  (35,190,480)  (1,131,119)    (21,035,267)
                                                           -----------   -----------   -----------    -----------
 Net Increase                                                 320,205  $  5,909,629      630,891    $ 11,826,817
                                                           ===========   ===========   ===========    ===========
CLASS B*
 Shares sold                                                  402,070  $  7,875,920      167,481    $  3,176,025
 Shares issued to shareholders in reinvestment of
  distributions                                                15,269       260,801           67           1,205
 Less shares repurchased                                     (148,762)   (2,893,076)     (14,199)       (263,494)
                                                           -----------   -----------   -----------    -----------
 Net increase                                                 268,577  $  5,243,645      153,349    $  2,913,736
                                                           ===========   ===========   ===========    ===========


* Class B shares were first publicly offered on April 4, 1994.

     The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund
Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

                                                                                                   April 2,
                                                                                                    1991 to
                                                             For the Year Ended October 31,       October 31,
                                                          -------------------------------------- -------------
                                                           1995+     1994      1993      1992        1991
                                                          --------  --------  --------  -------- -------------
CLASS A
Net asset value, beginning of period                      $ 19.91   $ 17.73   $ 14.63   $ 15.20    $  15.00
                                                          -------   -------   -------   -------    -----------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.12   $  0.10   $  0.04   $  0.10       $--
 Net realized and unrealized gain (loss) on investments
   and other foreign currency transactions                   2.57      2.65      3.33     (0.62)       0.20
                                                          -------   -------   -------   -------    -----------
  Total increase (decrease) from investment operations    $  2.69   $  2.75   $  3.37   $ (0.52)   $   0.20
Distribution to shareholders from:
 Net investment income                                      (0.01)    (0.31)    (0.09)    (0.05)      --
 Net realized gain                                          (1.40)    (0.26)    (0.18)     --         --
                                                          -------   -------   -------   -------    -----------
Net increase (decrease) in net asset value                $  1.28   $  2.18   $  3.10   $ (0.57)   $   0.20
                                                          -------   -------   -------   -------    -----------
Net asset value, end of period                            $ 21.19   $ 19.91   $ 17.73   $ 14.63    $  15.20
                                                          =======   =======   =======   =======    ===========
Total return*                                               15.12%    15.97%    23.47%    (3.46%)      1.33%
Ratio of net operating expenses to average net assets        1.76%++   1.86%     2.00%     2.00%       2.00%**
Ratio of net investment income to average net assets         0.59%++   0.28%     0.24%     0.74%       0.10%**
Portfolio turnover rate                                     61.51%    99.92%    68.58%    49.79%       7.34%**
Net assets, end of period (in thousands)                  $78,505   $67,375   $48,827   $35,205    $ 23,993
Ratios assuming no waiver of management fees and
  assumption of expenses by PMC and no reduction for
  fees paid indirectly:
 Net operating expenses                                      2.10%     2.48%     2.77%     3.46%       4.93%**
 Net investment income (loss)                                0.25%    (0.34%)   (0.53%)   (0.72%)     (2.83%) **
Ratios assuming waiver of management fees and
  assumption of expenses by PMC and reduction for fees
  paid indirectly:
 Net operating expenses                                      1.75%
 Net investment income                                       0.60%

*Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**Annualized.
 +The per share data is based upon average shares outstanding for the period presented.
++Ratios include fees paid indirectly.


     The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund
Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented (continued)

                                                                  For the         April 4, 1994
                                                                Year Ended              to
                                                             October 31, 1995+   October 31, 1994
                                                            ------------------- -----------------
CLASS B
Net asset value, beginning of period                              $19.80              $17.96
                                                              -----------------    ---------------
Increase from investment operations:
 Net investment income (loss)                                     $(0.02)             $ 0.01
 Net realized and unrealized gain (loss) on investments
  and  other foreign currency transactions                          2.56                1.88
                                                              -----------------    ---------------
  Total increase from investment operations                       $ 2.54              $ 1.89
Distribution to shareholders from:
 Net investment income                                             (0.02)              (0.05)
 Net realized gain                                                 (1.40)                 --
                                                              -----------------    ---------------
Net increase in net asset value                                   $ 1.12              $ 1.84
                                                              -----------------    ---------------
Net asset value, end of period                                    $20.92              $19.80
                                                              =================    ===============
Total return*                                                      14.43%              10.55%
Ratio of net operating expenses to average net assets               2.49%++             2.47%**
Ratio of net investment loss to average net assets                 (0.13%)++           (0.75%)**
Portfolio turnover rate                                            61.51%              99.92%
Net assets, end of period (in thousands)                          $8,826              $3,037
Ratios assuming no waiver of management fees and assumption
  of expenses by PMC and no reduction for fees paid indirectly:
 Net operating expenses                                             2.85%               2.95%**
 Net investment loss                                               (0.49%)             (1.23%)**
Ratios assuming waiver of management fees and assumption of
  expenses by PMC and reduction for fees paid indirectly:
 Net operating expenses                                             2.46%
 Net investment loss                                               (0.10%)


 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**Annualized.
 +The per share data is based upon average shares outstanding for the period presented.
++Ratios include fees paid indirectly.

     The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund
Notes to Financial Statements
October 31, 1995


1.Pioneer Europe Fund (the Fund) is a Massachusetts business trust, registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.


   The Board of Trustees (the Trustees) has authorized the issuance of two classes of the Fund, designated as Class A and Class B shares. Class B shares were first publicly offered on April 4, 1994. Shares issued and outstanding prior to April 4, 1994 were designated as Class A shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by shareholders of Class A and Class B shares, respectively.

   The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

   A.Security Valuation--Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares is determined as of such times. Temporary cash investments are valued at amortized cost plus accrued interest, which approximates market value. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend may have passed are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the "identified cost" method for both financial reporting and federal income tax purposes. It is the Fund's practice first to select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   B.Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represents, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

   C.Forward Foreign Currency Contracts--The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

Pioneer Europe Fund
Notes to Financial Statements
(Continued)

   D.Federal Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.


   The Fund has reclassified from accumulated undistributed net investment income $268,839 and $21 to accumulated undistributed net realized gain on investments and foreign currency transactions and paid-in capital, respectively. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   E.Trust Shares--The Fund records sales and repurchases of its trust shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $55,999 in underwriting commissions on the sale of the Fund's trust shares during the year ended October 31, 1995. Distributions to shareholders are recorded as of the ex-dividend date. Dividends paid by the Fund, if any, with respect to each class of shares are calculated in the same manner, at the same time, on the same day and in the same amount, except that Class A and Class B shares can bear different transfer agent and distribution fees.

   F.Class Allocations--Distribution expenses are calculated based on the average daily net asset value attributable to Class A and Class B shares of the Fund, respectively. Shareholders of Class A and Class B share all expenses and fees paid to the transfer agent, Pioneering Services Corpora-tion (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   G.Repurchase Agreements--The Fund may enter into repurchase agreements. At the time the Fund enters into a repurchase agreement, the value of the underlying security (collateral), including accrued interest, will be equal to or exceed the value of the repurchase agreement, and in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of the Fund's custodian, or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund had no outstanding repurchase agreements at October 31, 1995.


   2.Pioneering Management Corporation (PMC), is the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the average daily net assets up to $300,000,000, 0.85% of the next $200,000,000 and 0.75% of the excess over $500,000,000.

   PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

Pioneer Europe Fund
Notes to Financial Statements
(Continued)


   In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in accrued expenses is $14,338 in accounting fees payable to PMC at October 31, 1995.

   3.PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in accrued expenses is $32,824 in transfer agent fees payable to PSC at October 31, 1995.

   4.The Fund adopted a Plan of Distribution for Class A shares (Class A
Plan) and Class B shares (Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. These plans allow for Class A shares and Class B shares to reimburse and compensate PFD for providing varying levels of distribution services and other account maintenance services. The Class A Plan and Class B Plan provide for reimbursement of PFD's distribution services in an amount up to 0.25% and 0.75%, respectively, of the average daily net assets of the respective classes of shares. The Fund may also compensate PFD for additional services in an amount up to 0.25% of the Fund's average daily net assets attributable to Class B shares. Included in accrued expenses is $12,783 in distribution fees payable to PFD at October 31, 1995.

   In addition, Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates beginning at 4.0% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSC are paid to PFD. For the year ended October 31, 1995, CDSC in the amount of $6,902 was paid to PFD.

   5.The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 1995, fees paid indirectly through such offset arrangements were $9,588

   6.At October 31, 1995, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at October 31, 1995 were as follows:

                                                                     Net
             Contracts    In Exchange  Settlement                 Unrealized
 Currency    to Deliver       For         Date         Value     Gain (Loss)
----------   -----------  ------------  ----------  ------------ ------------
    DEM      2,775,000    $ 2,000,000    3/08/96    $ 1,982,568   $  17,432
    DEM      4,396,800      3,000,000    2/21/96      3,138,106    (138,106)
    DEM      8,535,000      6,000,000    3/06/96      6,096,864     (96,864)
                          -----------               -----------    ----------
                          $11,000,000               $11,217,538   $(217,538)
                          ===========               ===========    ==========



   Included in accumulated undistributed net realized gain on investments and foreign currency transactions is $401,014, which represents the net realized loss on contracts totaling approximately $14,300,000, which have been closed prior to the settlement dates with offsetting contracts.

   At October 31, 1995, the gross forward foreign currency settlement contracts receivable and payable were $883,800 and $888,995, respectively, resulting in a net payable of $5,195.

Trustees' Fees, Principal Shareholders and Share Ownership of Trustees and Officers (Unaudited)

The aggregate direct remuneration paid by the Fund to nonaffiliated trustees and officers during the period ended October 31, 1995 was approximately $10,700 plus expenses incurred in attending trustees meetings of approximately $1,800. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund ($1,000 in 1995), are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management contract with the Fund. At October 31, 1995, the trustees and officers of the Fund owned beneficially 15,987 Class A shares of the Fund (approximately 0.43% of the outstanding Class A shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 15% of the outstanding shares of capital stock at October 31, 1995.

Tax Treatment of Distributions
Made During the Year Ended October 31, 1995

During the year ended October 31, 1995, the Fund paid the following distributions:

                                                  Distribution Per Share
                                                  ----------------------
                                                                 From Net
                                                               Realized Gain
                                                               -------------
                                         From Net
 To Shareholders                        Investment
    of Record         Payment Date        Income        Short-term       Long-term
 ---------------      ------------      ----------      ----------       ---------
Class A Shares
  12/20/94            12/28/94            $ 0.01           $ 0.34          $ 1.06
Class B Shares
  12/20/94            12/28/94            $ 0.02           $ 0.34          $ 1.06

On a per share basis, the distributions to Class A and Class B shareholders from net realized gain include $1.06, which should be reported as long-term capital gain. The remaining $0.34 should be combined with the $0.01 and $0.02 distributions from net investment income for a total of $0.35 and $0.36 for Class A and Class B shares, respectively, which represent ordinary income.


Shareholders who elected to take the Capital Gain Distribution in additional shares of the Fund should report the distribution as explained above. The tax cost of the shares received is $17.21 and $17.08 per share for Class A and Class B shares, respectively.


The Fund hereby designates $8,954,285 as a capital gain dividend for the purposes of the dividend paid deduction.

Report of Independent Public Accountants

To the Shareholders and the Board of Trustees of Pioneer Europe Fund:


   We have audited the accompanying balance sheet of Pioneer Europe Fund, including the schedule of investments, as of October 31, 1995, and the related statement of operations, statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Europe Fund as of October 31, 1995, the results of its operations, the changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.


                                                    ARTHUR ANDERSEN LLP


Boston, Massachusetts
November 27, 1995